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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 1999




                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



 NORTH CAROLINA                     0-13086                     56-1382275
 (State or other             (Commission File No.)            I.R.S. Employer
  jurisdiction                                             Identification Number
of incorporation)




             202 SOUTH MAIN STREET, REIDSVILLE, NORTH CAROLINA 27320
                    (Address of principal executive offices)


                                 (336) 342-3346
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5.           OTHER EVENTS

         At its regular meeting held on May 17, 1999, the Board of Directors of FNB Financial Services Corporation adopted a resolution to terminate, effective as of such date, the company's share repurchase program, originally adopted in December 1998.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  NONE






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FNB FINANCIAL SERVICES CORPORATION


                                   By: /s/ Robert F. Albright
                                       -----------------------------------------
Dated: August 26, 1999                 Robert F. Albright
                                       Executive Vice President, Chief Financial
                                          Officer and Secretary